Exhibit 99.1

#507, 837 West Hastings Street
Vancouver, British Columbia
Canada V6C 3N6
www.ovtz.com

N E W S R E L E A S E

Oculus Inc. Reports 2025 Annual Meeting of Stockholders Results

Vancouver, British Columbia – (October 15, 2025) - Oculus Inc. (TSXV: OVT; OTCQB: OVTZ; FSE: USF1) is pleased to announce the results of its 2025 Annual Meeting of Stockholders (“Meeting”). The Meeting was held on October 15, 2025 in Vancouver, British Columbia. All resolutions put forward at the meeting were approved by shareholders. A total of 45,928,874 common shares (50.24 % of the 91,422,569 issued and outstanding shares of the Company entitled to vote as of the August 19, 2025 record date for the Meeting) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the Meeting. The agenda items submitted at the Meeting were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the Meeting with respect to that agenda item.

Agenda Item 1

The detailed results of voting by ballot in respect of the election of directors were as follows:

Nominee	Votes For		Votes Withheld
Anton J. Drescher	38,720,464	(97.84%)	855,206	(2.16%)
Fabrice Helliker	38,725,651	(97.85%)	850,019	(2.15%)
Maurice Loverso	38,733,587	(97.87%)	842,083	(2.13%)
Rowland Perkins	38,741,093	(97.89%)	834,577	(2.11%)
Tom Perovic	38,888,523	(98.26%)	687,147	(1.74%)
Ron Wages	38,753,513	(97.92%)	822,157	(2.08%)

There were 6,353,204 broker non-votes with respect to the election of directors. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 2

To ratify the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company’s independent public accounting firm for the fiscal year ending December 31, 2024. The votes cast for or against this agenda item, and the numbers of abstentions, were as follows:

For		Against		Abstain
44,533,975	(96.96%)	797,766	(1.74%)	597,132	(1.30%)

Oculus Inc.	- 2 -	October 15, 2025
News Release – Continued

There was one broker non-vote with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

Agenda Item 3

To approve the continuation of the Company’s Omnibus Equity Incentive Compensation Plan. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
38,586,330	(97.50%)	894,060	(2.26%)	95,280	(0.24%)

There were 6,353,204 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4

To approve the amendment to Company’s Articles of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio between 1-for-2 and 1-for-10, with such ratio, implementation and timing of the reverse stock split to be determined at the discretion of the board of directors. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
43,402,509	(94.50%)	1,616,705	(3.52%)	909,660	(1.98%)

There were no broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

The detailed “Report of Voting Results” on all resolutions for the Company’s Meeting is available under the Company’s profile on SEDAR+, on the Company’s website, in the Company’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission available under the Company’s profile on EDGAR or upon request by contacting the Company’s Corporate Secretary at (604) 685-1017.

About Oculus Inc.

Oculus Inc. (OVT), www.ovtz.com, is a cloud-native development-stage technology company focused on data compliance and digital privacy solutions for business customers worldwide. With offices in San Diego, California and Vancouver, British Columbia, the Company is currently expanding its’ new ComplyTrust® www.complytrust.com, product suite which includes the ComplyScan® cloud data protection and compliance tool and Forget-Me-Yes® B2B data privacy Software-as-a-Service (SaaS) platform, optimizing CCPA, GDPR, LGPD and other regulatory compliance legislation for Salesforce organizations worldwide that provide businesses with secure data privacy tools enabling sustained and continuous global regulatory compliance of data subject rights. OVTZ’s legacy Cloud-DPS digital content protection solution implements invisible forensic watermarking technology that seamlessly embeds imperceptible tracking components into documents and video-frame content that enables tamper-proof legal auditability for intellectual property protection.

Oculus Inc.	- 3 -	October 15, 2025
News Release – Continued

Learn more about Oculus at www.ovtz.com or follow us on Twitter (https://twitter.com/OculusVT) or Facebook (https://www.facebook.com/OculusVisionTech/)

About ComplyTrust®

ComplyTrust Inc. https://complytrust.com/, a 100% wholly-owned subsidiary of Oculus Inc., is specifically focused on providing enterprise organizations and individuals with secure data privacy tools that provide sustained and continuous global regulatory compliance of data subject rights. Headquartered in San Diego, California, ComplyTrust was founded by industry veteran storage technology experts and is operated by an experienced management team.

Learn more about ComplyTrust at https://complytrust.com/.

For further information, contact:

Anton Drescher
Telephone: (604) 685-1017
Fax: (604) 685-5777

Website: http://ovtz.com/

TSXV: https://money.tmx.com/en/quote/OVT/company#profile-section-company-spoke

US OTC Markets (OTCQB): https://www.otcmarkets.com/stock/OVTZ/security

Berlin Borse: https://www.boerse-berlin.com/index.php/Shares?isin=US67575Y1091

Frankfurt Borse: https://www.boerse-frankfurt.de/equity/oculus-visiontech

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This news release contains forward-looking statements and information within the meaning of applicable securities laws (collectively, “forward-looking statements”), including the United States Private Securities Litigation Reform Act of 1995. All statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among others, statements as to the intended uses of the proceeds received from the Offering. Often, but not always, forward-looking statements can be identified by words such as “pro forma”, “plans”, “expects”, “may”, “should”, “budget”, “schedules”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “potential” or variations of such words including negative variations thereof and phrases that refer to certain actions, events or results that may, could, would, might or will occur or be taken or achieved. Actual results could differ from those projected in any forward-looking statements due to numerous factors including risks and uncertainties relating to, among others, the change of business focus of the management of Oculus, the inability of Oculus to pursue its current business objectives, the ability of the Company to obtain any required governmental, regulatory or stock exchange approvals, permits, consents or authorizations required, including TSXV final acceptance of the Offering and any planned future activities, and obtain the financing required to carry out its planned future activities. Other factors such as general economic, market or business conditions or changes in laws, regulations and policies affecting the Company’s industry, may also adversely affect the future results or performance of the Company. These forward-looking statements are made as of the date of this news release and Oculus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in these forward-looking statements. Although Oculus believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations, or intentions will prove to be accurate.

Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in Oculus’ periodic reports filed from time-to-time with the United States Securities Exchange Commission and Canadian securities regulators. These reports and Oculus’ public filings are available at www.sec.gov in the United States and www.sedarplus.ca in Canada.